UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2008
OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)
(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-4.1
EX-4.2
EX-10.1
EX-10.2
EX-10.3
EX-99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 12, 2008, Old National Bancorp (the “Company”) entered into a Letter Agreement with the United States Department of Treasury (the “Treasury Department”) as part of the Treasury Department’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (“EESA”). Pursuant to the Securities Purchase Agreement-Standard Terms (“Securities Purchase Agreement”) attached to the Letter Agreement, the Company issued to the Treasury Department 100,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series T (“Designated Preferred Stock”), having a liquidation amount per share of $1,000, for a total price of $100,000,000 and a warrant (“Warrant”) to purchase up to 813,008 shares (“Warrant Shares”) of the Company’s common stock, at an initial per share exercise price of $18.45, for an aggregate purchase price of $14,999,997.60. The Designated Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.
     The Designated Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and 9% per year thereafter. The Company may not redeem the Designated Preferred Stock during the first three years except with the proceeds from one or more “Qualified Equity Offerings” (as defined in the Articles of Amendment of the Company’s Articles of Incorporation described in Item 5.03). After three years, the Company may, at its option, redeem the Designated Preferred Stock for the liquidation amount of $1,000 per share, plus any accrued and unpaid dividends. The restrictions on redemption of the Designated Preferred Stock are described in Item 3.03 below. The Designated Preferred Stock is generally non-voting.
     Pursuant to the Securities Purchase Agreement, until the Department of Treasury no longer owns any shares of the Designated Preferred Stock, the Warrant or Warrant Shares, the Company’s employee benefit plans and other executive compensation arrangements for the Senior Executive Officers must continue to comply in all respects with Section 111(b) of the EESA. The Company’s “Senior Executive Officers” are Robert G. Jones, President and Chief Executive Officer; Barbara A. Murphy, Senior Executive Vice President and Chief Banking Officer; Christopher A. Wolking, Senior Executive Vice President and Chief Financial Officer; Daryl D. Moore, Executive Vice President and Chief Credit Officer; and Jeffrey L. Knight, Executive Vice President, Chief Legal Counsel and Corporate Secretary. As described in Item 5.02 below, each of the Senior Executive Officers entered into a Senior Executive Officer Letter Agreement and Waiver on December 12, 2008.
     As part of its purchase of the Designated Preferred Stock, the Treasury Department received the Warrant to purchase 813,008 shares of the Company’s common stock at an initial per share exercise price of $18.45. The Warrant provides for the adjustment of the exercise price and the number of shares of the Company’s common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Company common stock, and upon certain issuances of the Company common stock at or below a specified price relative to the initial exercise price. The term of the Warrant is ten years. If the Company completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Company receiving aggregate gross proceeds equal to at least $100,000,000, then the number of Warrant Shares will be reduced by 50% of the original number of Warrant Shares. Pursuant to the Securities Purchase Agreement, the Treasury

Department has agreed not to exercise voting power with respect to any shares of Company common stock issued upon exercise of the Warrant.
     The foregoing description of the Securities Purchase Agreement, the Designated Preferred Stock, the Warrant, the Senior Executive Officer Letter Agreement and the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Warrant, Form of Senior Executive Officer Letter Agreement and the Form of Waiver which are attached hereto as Exhibits 10.1, 4.2, 10.2 and 10.3 respectively, and are incorporated into this Item 1.01 by reference.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
     The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the issuance of Designated Preferred Stock is incorporated by reference into this Item 3.02.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     Prior to December 12, 2011, unless the Company has redeemed the Designated Preferred Stock or the Treasury Department has transferred the Designated Preferred Stock to a third party, the consent of the Treasury Department will be required for the Company to (i) increase its common stock dividend or (ii) repurchase the common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement.
     Furthermore, under the Articles of Amendment to the Company’s Articles of Incorporation described in Item 5.03, the Company’s ability to declare or pay dividends or repurchase its common stock or other equity or capital securities will be subject to restrictions in the event the Company fails to declare or pay full dividends on the Designated Preferred Stock.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     In connection with the events described above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated herein by reference, on December 12, 2008, each of the Company’s Senior Executive Officers entered in a Senior Executive Officer Letter Agreement with the Company for the purpose of amending each of the Senior Executive Officer’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) in order to comply with the executive compensation and corporate governance requirements of Section 111(b) of the EESA. Each of the Senior Executive Officers also executed a Waiver voluntarily waiving any claim against the Company or the Treasury for any changes to such person’s compensation and benefits required to comply with Section 111(b) of the EESA. The form of the Senior Executive Officer Letter Agreement and the form of Waiver is attached as Exhibit 10.2 and 10.3 hereto, respectively, and are incorporated into this Item 5.02 by reference.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On December 10, 2008, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the Indiana Secretary of State, which (i) designated a series of preferred stock as “Fixed Rate Cumulative Perpetual Preferred Stock, Series T,” (ii) authorized 100,000 shares of Designated Preferred Stock, and (iii) set forth the voting and other powers, designations, preferences and relative, participating, option or other rights, and the qualifications, limitations or restrictions thereof, of the Designated Preferred Stock.
     The Articles of Amendment to the Company’s Articles of Incorporation are filed herewith as Exhibit 3.1 and incorporated herein by reference.
ITEM 8.01 OTHER EVENTS.
     On December 12, 2008, the Company issued a press release announcing the consummation of the transactions described above under “Item 1.01 Entry into a Material Definitive Agreement.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation of Old National Bancorp.

Exhibit 4.1	Form of Certificate for the Old National Bancorp Fixed Rate Cumulative Perpetual Preferred Stock, Series T.

Exhibit 4.2	Warrant for the Purchase of shares of Old National Bancorp Common Stock.

Exhibit 10.1	Letter Agreement, dated December 12, 2008, between Old National Bancorp and the United States Department of Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver.

Exhibit 99.1	Press Release dated December 12, 2008.
* * * * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp (Registrant)

Date: December 12, 2008	By:	/s/ Jeffrey L. Knight

Jeffrey L. Knight
Executive Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation of Old National Bancorp.

Exhibit 4.1	Form of Certificate for the Old National Bancorp Fixed Rate Cumulative Perpetual Preferred Stock, Series T.

Exhibit 4.2	Warrant for the Purchase of shares of Old National Bancorp Common Stock.

Exhibit 10.1	Letter Agreement, dated December 12, 2008, between Old National Bancorp and the United States Department of Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver.

Exhibit 99.1	Press Release dated December 12, 2008.